EXHIBIT 10.9

            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                                 (MULTICURRENCY)

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (MULTICURRENCY) (the "Amendment"), dated as of December 12, 1997, is entered into by and between STANFORD TELECOMMUNICATIONS, INC. (the "Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                    RECITALS

         A. The Borrower and the Bank are parties to an Amended and Restated Credit Agreement (Multicurrency) dated as of December 20, 1995, as amended by a First Amendment to Amended and Restated Credit Agreement (Multicurrency) dated as of December 5, 1996 (as so amended, the "Credit Agreement"), pursuant to which the Bank has extended certain credit facilities to the Borrower.

         B. The Borrower has requested that the Bank agree to certain amendments of the Credit Agreement.

         C. The Bank is willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

 2. Amendments to Credit Agreement.

                   (a) Section 1.01 of the Credit Agreement shall be amended at the defined term "Availability Period" by amending and restating such defined term as follows:

                  "'Availability Period': the period commencing on the date of this Agreement and ending on the date that is the earlier to occur of (a) December 18, 1998, and (b) the date on which the Bank's commitment to extend credit hereunder terminates. "

                   (b) Section 1.01 of the Credit Agreement shall be amended at the defined term "Final Maturity Date" by amending and restating such defined term as follows:

                  "'Final Maturitv Date': (a) in respect of any Advances, December 18, 1998;
                  (b) in respect of any commercial letters of credit, June 18, 1999;
                  (c) in respect of any standby letters of credit, December 17, 1999;
                  (d) in respect of any Bank Guaranties, December 17, 1999; and
                  (e) in respect of any acceptances, June 18, 1999."
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         3.  Representations and Warranties.  The Borrower hereby represents and warrants to the Bank as follows:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) That certain resolution of the Board of Directors of the Borrower dated March 28, 1991, which authorizes the credit facilities provided under the Credit Agreement remains in full force and effect. The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                  (c)  All   representations  and  warranties  of  the  Borrower
contained in the Credit Agreement are true and correct.

                  (d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other person.

         4. Effective Date. This Second Amendment will become effective as of the date first above written (the "Effective Date"), provided that the Bank has received from the Borrower a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment.

         5. Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to forbear or execute similar amendments under the same or similar circumstances in the future.

         6. Miscellaneous.

                  (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party baneficiaries are intended in connection with this Amendment.

                  (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.
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                  (d)  This   Amendment   may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Borrower shall bind the Borrower with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the Bank.

                  (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended or mod)fied except in writing executed by both of the parties hereto.

                  (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                  (g) Borrower covenants to pay to or reimburse the Bank, upon demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                        STANFORD TELECOMMUNICATIONS, INC.


                                        By:      /s/ Jerome F. Klajbor
                                                 ---------------------
                                        Name:    Jerome F. Klajbor
                                        Title:   Chief Financial Officer

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION


                                        By:      /s/ Debra G. Staiger
                                                 --------------------
                                        Name:    Debra G. Staiger
                                        Title:   Vice President